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                        METROPOLITAN SERIES FUND, INC.
                      SUPPLEMENT DATED FEBRUARY 17, 2004
                        TO PROSPECTUS DATED MAY 1, 2003

                      FI MID CAP OPPORTUNITIES PORTFOLIO

   The following information supplements the Metropolitan Series Fund, Inc. (the "Fund") prospectus dated May 1, 2003 (the "Prospectus"). You should keep this supplement to the Prospectus for future reference.

   On February 5, 2004, the Board of Directors of the Fund voted unanimously to approve, subject to shareholder approval, a proposal to reorganize the FI Mid Cap Opportunities Portfolio (the "Portfolio") into another portfolio of the Fund (the "Acquiring Portfolio," and together with the Portfolio, the "Portfolios"). As described below, because the Acquiring Portfolio will be managed by Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, in the same investment style as the Portfolio, an investment in the Acquiring Portfolio will be similar to your investment in the Portfolio.

   The Acquiring Portfolio is currently called the Janus Mid Cap Portfolio, but effective May 1, 2004 (the expected date of the reorganization), the Acquiring Portfolio's name will change to "FI Mid Cap Opportunities Portfolio," and the Acquiring Portfolio will adopt the investment strategies, policies and non-fundamental investment restrictions of the Portfolio. After May 1, 2004, FMR will replace Janus Capital Management LLC as subadviser to the Acquiring Portfolio. If shareholders of the Portfolio approve the reorganization, all of the assets of the Portfolio will be transferred to the Acquiring Portfolio and shareholders of the Portfolio will receive shares of the Acquiring Portfolio in exchange for their shares of the Portfolio.

   Shareholders who owned shares of the Portfolio on January 31, 2004 will receive further information regarding the reorganization in a proxy statement/prospectus in March 2004. These shareholders will also receive voting instruction cards with which to vote on the reorganization at a special meeting to be held on or about April 30, 2004. If approved by the shareholders, the reorganization will close on or about April 30, 2004.

   Although MetLife Advisers, LLC, the Fund's investment adviser, will bear the legal and accounting fees and expenses and other fees and expenses incurred in connection with the consummation of the reorganization (including transaction costs in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Portfolio), the Portfolios will pay transaction costs in connection with the purchase or sale of other securities in order to align the security holdings of the Portfolios.